UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2024
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2024, Dane E. Whitehead, Executive Vice President and Chief Financial Officer of Marathon Oil Corporation (“Marathon Oil” or the “Company”), informed the Company of his intention to retire from Marathon Oil effective July 1, 2024, following more than 7 years of service. Mr. Whitehead will continue to serve in his current role until May 1, 2024, at which time he will transition to the role of Advisor to the CEO until his retirement on July 1, 2024. The Company thanks Mr. Whitehead for his loyal service, dedication and many contributions to the Company’s success during his career.

Appointment of Principal Financial Officer

On February 28, 2024, Mr. Rob L. White was appointed Executive Vice President and Chief Financial Officer of the Company, with such appointment to become effective May 1, 2024. Mr. White will replace Mr. Whitehead, who is retiring. A press release announcing the appointment has been filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

Mr. White, age 54, joined Marathon Oil in 1991 and has more than 30 years of experience in oil & gas accounting and finance. He has served as Vice President, Controller and Chief Accounting Officer since March 1, 2022. Prior to that, he served as Vice President of Internal Audit for the Company from May 2020 to March 2022, Director of Operations Planning from January 2018 to May 2020, and Director of Central Evaluation & Financial Planning from January 2014 to December 2017. Since joining the Company in 1991, Mr. White also served in various other leadership positions of increasing responsibility in corporate planning and domestic and international accounting. He holds a Bachelor of Science degree in Accounting from Eastern Illinois University and is a licensed Certified Public Accountant.

In connection with his appointment, effective May 1, 2024, Mr. White’s compensation package will be increased to reflect: (1) a base salary of $500,000; (2) an annual cash bonus target of 90%, effective for the 2024 bonus; and (3) an annualized long-term incentive (LTI) award target value of $2,000,000 (pro-rated for a May 1 effective date), with such pro-rated value to be delivered 40% in restricted stock units, 30% in free cash flow based performance unit awards, and 30% in TSR based performance unit awards, each granted under Marathon Oil’s 2019 Incentive Compensation Plan.

Other than as disclosed in this Report, there are no arrangements or understandings between Mr. White and any other person pursuant to which Mr. White was selected as our Chief Financial Officer. Mr. White does not have any family relationship with any director or other officer of Marathon Oil or any person nominated or chosen by Marathon Oil to become a director or officer. There are no transactions in which Mr. White has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of Principal Accounting Officer

On February 28, 2024, Mr. Zach Dailey was appointed Vice President, Controller and Chief Accounting Officer of the Company, with such appointment to become effective May 1, 2024. Mr. Dailey will succeed Mr. White, who has been appointed to serve as Executive Vice President and Chief Financial Officer of the Company, effective May 1, 2024. A press release announcing the appointment has been filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

Mr. Dailey, age 42, joined Marathon Oil in February 2015 and has more than 17 years of experience in the oil & gas industry. He has served as Vice President, Internal Audit for the Company since March 2022. Prior to that, he served as Growth Director – Business Development from March 2021 to March 2022, Director of Operations Planning from May 2020 to March 2021, Regional Vice President – Bakken from September 2018 to May 2020, Advisor to the President and CEO from July to September 2018 and Vice President of Investor Relations from April 2017 to July 2018. Prior to joining Marathon Oil, Mr. Dailey served in various finance roles of increasing responsibility at Linn Energy, Berry Petroleum Company and Morgan Keegan & Company. He holds a Bachelor of Arts degree in Political Science from Vanderbilt University and an Executive MBA from the University of Denver.

In connection with his appointment, effective May 1, 2024, Mr. Dailey’s compensation package will be increased to reflect: (1) a base salary of $350,000; (2) an annual cash bonus target of 50%, effective for the 2024 bonus; and (3) an annualized long-term incentive (LTI) award target value of $400,000 (pro-rated for a May 1 effective date), with such pro-rated value to be delivered 78% in restricted stock units, 11% in free cash flow based performance unit awards, and 11% in TSR based performance unit awards, each granted under Marathon Oil’s 2019 Incentive Compensation Plan.

Other than as disclosed in this Report, there are no arrangements or understandings between Mr. Dailey and any other person pursuant to which Mr. Dailey was selected as our Chief Accounting Officer. Mr. Dailey does not have any family relationship with any director or other officer of Marathon Oil or any person nominated or chosen by Marathon Oil to become a director or officer. There are no transactions in which Mr. Dailey has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Marathon Oil Corporation, dated February 29, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

March 1, 2024	By:	/s/ Rob L. White

Name: Rob L. White
Title: Vice President, Controller and Chief Accounting Officer